SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 12, 2006


                                  SIMTROL, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                1-10927          58-2028246
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   (State or other jurisdiction    (Commission       (IRS Employer
         of incorporation)         File Number)    Identification No.)


       2200 Norcross Parkway, Norcross, Georgia         30071
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       (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (770) 242-7566


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 is incorporated herein by reference in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 12, 2006 a member of the Board of Directors of the Company loaned the Company $48,000. The funds will be utilized for working capital of the Company. The loan does not have a due date and interest is payable at a rate of 10 percent per annum on the date of repayment. The loan is uncollateralized.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SIMTROL, INC.


                                                     By: /s/ Stephen N. Samp
                                                         -----------------------
                                                         Stephen N. Samp
                                                         Chief Financial Officer


Dated: October 17, 2006